UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 6, 2003

(Date of report; date of

earliest event reported)

Commission file number: 333-57494

WHOLESALE AUTO RECEIVABLES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	38-3082709
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

c/o General Motors Acceptance Corporation

200 Renaissance Center

P.O. Box 200    Detroit, Michigan

48265-2000

(Address of principal executive offices)

(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

ITEM 7.    EXHIBITS

Exhibit	5.1 The following is filed as an Exhibit to this Report under Exhibit 5.1

Opinion of Counsel of Kirkland & Ellis, dated as of October 6, 2003

Exhibit	8.1 The following is filed as an Exhibit to this Report under Exhibit 8.1

Opinion of Counsel of Kirkland & Ellis, dated as of October 6, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLESALE AUTO RECEIVABLES CORPORATION (Registrant)

Dated: October 6, 2003	/s/ William F. Muir
William F. Muir Chairman of the Board